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                                                                   Exhibit 10.31

                            VIROPHARMA INCORPORATED
                    STOCK OPTION AND RESTRICTED SHARE PLAN

                    Originally Effective September 20, 1995
                 Amended and Restated, Effective March 3, 1998
            Amended, Restated, and Renamed, Effective April 5, 2001
               Amended and Restated, Effective November 14, 2001

                            VIROPHARMA INCORPORATED
                    STOCK OPTION AND RESTRICTED SHARE PLAN

ViroPharma Incorporated adopted its 1995 Stock Option Plan effective September 20, 1995. This plan was amended and restated effective March 13, 1998, and then again on March 13, 2000. Effective April 5, 2001, the plan is amended, restated and renamed the ViroPharma Incorporated Stock Option and Restricted Share Plan (the "Plan") and was amended and restated again on November 17, 2001. The purposes of the Plan are to: (a) further the growth and success of ViroPharma Incorporated (the "Company") and its Subsidiaries by enabling selected employees, directors, consultants and advisors of the Company and any Subsidiaries to acquire shares of common stock of the Company, thereby increasing their personal interest in such growth and success and (b) to provide a means of rewarding outstanding performance of such persons. The terms of the Plan shall be incorporated in the Award Agreement to be executed by the Participant.

1.   Definitions

     1.1  "Affiliate" means, with respect to a Person, another Person that
           ---------
directly or indirectly controls, or is controlled by, or is under common control with such Person.

     1.2  "Award" means a grant of Options or Restricted Shares to an Eligible
           -----
Person pursuant to the provisions of this Plan. Each separate grant of Options or Restricted Shares to an Eligible Person and each group of Options that vests on a separate date, or a group of Restricted Shares with respect to which restrictions lapse on a separate date, is treated as a separate Award.

     1.3  "Award Agreement" means a written agreement substantially in the form
           ---------------
of Exhibit A-1, A-2, A-3 or A-4, or such other form or forms as the Board or the Committee (subject to the terms and conditions of this Plan) may from time to time approve evidencing and reflecting the terms of an Award.

     1.4 "Award Committee" means a committee appointed by the Committee in accordance with Section 3.1(b) of the Plan, and if one is appointed, then such committee shall possess all of the power and authority, and shall be authorized to take any and all actions required to be taken hereunder, and make any and all determinations required to be made hereunder, to the extent authorized by the Committee.

     1.5  "Board" means the Board of Directors of the Company, as constituted
           -----
from time to time.

     1.6  "Change of Control" means the happening of an event, which shall be
           -----------------
deemed to have occurred upon the earliest to occur of the following events:

          a. the date the stockholders of the Company (or the Board, if stockholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated;

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          b.   the date the stockholders of the Company (or the Board, if stockholder action is not required) approve a definitive agreement to sell or otherwise dispose of all or substantially all of the assets of the Company;

          c. the date the stockholders of the Company (or the Board, if stockholder action is not required) and the stockholders of the other constituent corporations (or their respective boards of directors, if and to the extent that stockholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into another corporation, other than, in either case, a merger or consolidation of the Company in which holders of shares of the Company's voting capital stock immediately prior to the merger or consolidation will have at least 50% of the ownership of voting capital stock of the surviving corporation immediately after the merger or consolidation (on a fully diluted basis), which voting capital stock is to be held in the same proportion (on a fully diluted basis) as such holders' ownership of voting capital stock of the Company immediately before the merger or consolidation;

          d. the date any entity, Person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than (i) the Company, or (ii) any of its Subsidiaries, or (iii) any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries, or (iv) any Affiliate (as such term is defined in Rule 405 promulgated under the Securities Act) of any of the foregoing, shall have acquired beneficial ownership of, or shall have acquired voting control over, 50% or more of the outstanding shares of the Company's voting capital stock (on a fully diluted basis), unless the transaction pursuant to which such Person, entity or group acquired such beneficial ownership or control resulted from the original issuance by the Company of shares of its voting capital stock and was approved by at least a majority of Directors who were either members of the Board on the date that this Plan was originally adopted by the Board or members of the Board for at least twelve (12) months before the date of such approval;

          e. the date the Board determines (in its sole discretion) that based on then-currently available information, the events described in
               Section 1.5(d) are reasonably likely to occur; or

          f. the first day after the date of this Plan when Directors are elected such that there is a change in the composition of the Board such that a majority of Directors have been members of the Board for less than twelve (12) months, unless the nomination for election of each new Director who was not a Director at the beginning of such twelve (12) month period was approved by a vote of at least sixty percent (60%) of the Directors then still in office who were Directors at the beginning of such period.


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     1.7  "Code" means the Internal Revenue Code of 1986, as amended.
           ----

     1.8  "Committee" means a committee appointed by the Board in accordance
           ---------
with Section 3.1 of the Plan, and if one is appointed, then such committee shall possess all of the power and authority of, and shall be authorized to take any and all actions required to be taken hereunder by, and make any and all determinations required to be taken hereunder by, the Board.

     1.9  "Common Stock" means common stock of the Company, $.002 par value per
           ------------
Share.

     1.10 "Company" means ViroPharma Incorporated.
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     1.11 "Director" means an individual who is a member of the Board of
           --------
Directors of the Company.

     1.12 "Disability" means a mental or physical disability of an Eligible
           ----------
Person that renders such Eligible Person unable to perform the full extent of his duties and responsibilities by reason of his illness or incapacity for a period of 90 consecutive days or longer, or for 90 days during any six-month period.

     1.13 "Eligible Person" means:
           ---------------

          a. with respect to Awards of Incentive Stock Options, any person employed by the Company or by any of its Subsidiaries;

          b. with respect to Awards of non-qualified stock options, any person employed by the Company or by any of its Subsidiaries, advisors and consultants to the Company or any Subsidiary, Directors and members of the board of directors of a Subsidiary;

          c. with respect to any Award of Restricted Shares, any person employed by the Company or by any of its Subsidiaries, and Directors and members of the board of directors of a Subsidiary.

     1.14 "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

     1.15 "Fair Market Value Per Share" means:
           ---------------------------

          a. If shares of Common Stock are traded in the over-the-counter market: the mean of the bid and asked prices for a share of Common Stock on the relevant valuation date as reported in The
                                                                          ---
               Wall Street Journal (or, if not so reported, as otherwise
               -------------------
               reported by the National Association of Securities Dealers Automated Quotations ("NASDAQ") System), as applicable or, if there is no trading on such date, on the next preceding date on which there were reported share prices.

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          b.   If shares of Common Stock are listed on a national or regional securities exchange or traded through the NASDAQ National Market: the closing price for a share of Common Stock on the exchange or on the NASDAQ National Market, as reported in The Wall Street
                                                             ---------------
               Journal on the relevant valuation date, or if there is no trading
               -------
               on that date, on the next preceding date on which there were reported share prices.

          c. If neither of Sections 1.14(a-b) apply, then the Fair Market Value Per Share of Common Stock shall be determined in good faith by the Board or the Committee in its sole discretion.

     1.16 "Incentive Stock Option" means an Option that is an incentive stock
           ----------------------
option as described in Section 422 of the Code.

     1.17 "Non-Employee Director" shall have the meaning set forth in Rule 16b-
           ---------------------
3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission; provided, however, that the Board or the Committee may, to the extent it deems it necessary or desirable to comply with Section 162(m) of the Code and applicable regulations thereunder, ensure that each Non-Employee Director also qualifies as an outside director as that term is defined in the regulations under Section 162(m) of the Code.

     1.18 "Option" means an Incentive Stock Option or a non-qualified stock
           ------
option to purchase Shares that is awarded pursuant to the Plan.

     1.19 "Other Available Shares" means, as of any date:
           ----------------------

          a.   the total number of  Shares owned by a Participant; in excess of

          b.   the sum of:

               i. the number of Shares owned by such Participant for less than six months; plus

               ii. the number of Shares owned by such Participant that has, within the preceding six months, been surrendered as payment in full or in part, of the exercise price for an option to purchase any securities of the Company or an Affiliate under any restricted stock, stock bonus, stock option or other compensation plan, program or arrangement established or maintained by the Company or an Affiliate.

          If 1.18(a) is not greater than 1.18(b), the amount of "Other Available Shares" shall be zero.


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     1.20 "Participant" means an Eligible Person to whom an Award is granted
           -----------
pursuant to the Plan.

     1.21 "Person" means an individual, partnership, corporation, limited
           ------
liability company, trust, joint venture, unincorporated association, or other entity or association.

     1.22 "Plan" means this ViroPharma Incorporated Stock Option and Restricted
           ----
Share Plan, as amended from time to time.

     1.23 "Pool" means the pool of Shares subject to the Plan, as described in
           ----
Article 4, and as adjusted in accordance with Article 7 of the Plan.

     1.24 "Restricted Shares" means Shares that are subject to restrictions
           -----------------
pursuant to Article 6 of the Plan.

     1.25 "Securities Act" means the Securities Act of 1933, as amended.
           --------------

     1.26 "Shares" means shares of Common Stock including, without limitation,
           ------
Restricted Shares.

     1.27 "Subsidiary" means a subsidiary corporation, whether now or hereafter
           ----------
existing, as defined in Sections 424(f) and (g) of the Code.

2.   Participation

Subject to the terms of the Plan, the Board, the Committee or the Award Committee (i) will select Participants from among the Eligible Persons and (ii) may make Awards at any time and from time to time to Eligible Persons. Any Award may include or exclude any Eligible Person, as the Board, the Committee or the Award Committee shall determine in its sole discretion. An Eligible Person who has received an Award, if he or she is otherwise eligible, may receive additional Awards.

3.   Administration

     3.1  Procedure.
          ---------

          (a)  Committee.  The Board shall administer the Plan.  The Board may
               ---------
at any time appoint a Committee of Non-Employee Directors of at least two persons to administer the Plan on behalf of the Board subject to such terms and conditions as the Board may prescribe. Members of the Committee shall serve for such period of time as the Board may determine. Members of the Board or the Committee who are eligible for Awards or who have received Awards may vote on any matters affecting the administration of the Plan or the granting of Awards pursuant to the Plan, except that no such member shall act upon an Award to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to an Award to himself or herself. From time to time the Board may increase the size of the Committee and

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appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

          (b)  Award Committee.  To the extent authorized by the Board, the
               ---------------
Committee may at any time appoint an Award Committee of at least two officers of the Company to administer the Plan on behalf of the Committee to the fullest extent allowed by law subject to such terms, conditions and limitations as the Committee may prescribe. Members of the Award Committee shall serve for such period of time as the Committee may determine. Members of the Award Committee who have received Awards may vote on any matters affecting the administration of the Plan or the granting of Awards pursuant to the Plan, except that no such member shall act upon an Award to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Award Committee during which action is taken with respect to an Award to himself or herself. From time to time the Committee may increase the size of the Award Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Award Committee and thereafter directly administer the Plan.

     3.1  3.2  Powers.  Subject to the provisions of the Plan:
               ------

          (a) The Board or, to the extent delegated by the Board, the Committee shall have the authority, in its discretion:

               1.   to make Awards to any Eligible Person;

               2.   to determine the Fair Market Value Per Share;

               3. to determine the exercise price of the Options to be awarded in accordance with Article 5 of the Plan;

               4. to determine the purchase price, if any, for Restricted Shares awarded in accordance with Article 6 of the Plan;

               5. to determine the Eligible Persons to whom, and the time or times at which, Awards shall be made, and the number of Shares to be subject to each Award;

               6. to prescribe, amend and rescind rules and regulations relating to the Plan;

               7. to determine the terms and provisions of each Award under the Plan and each Award Agreement (which need not be identical with the terms of other Awards and Award Agreements) and, with the consent of the Participant, to modify or amend an outstanding Award or Award Agreement;

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

               8. to determine the conditions that must be satisfied under any Award in order for an Option to vest and become exercisable, or, for the restrictions on any Restricted Share to lapse, which conditions may include satisfaction of performance goals, passage of set periods of time and/or other criteria as determined by the Board or the Committee;

               9. to accelerate the vesting or exercise date of any Option and/or to waive, in whole or in part any or all remaining restrictions on any Restricted Shares;

               10. to interpret the Plan or any agreement entered into with respect to an Award, the exercise of Options, or the removal of restrictions on Restricted Shares;

               11. to authorize any person to execute on behalf of the Company any instrument required to effectuate an Award or to take such other actions that may be necessary or appropriate with respect to the Company's rights pursuant to Awards or Award Agreements; and

               12. to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.

          (b) To the fullest extent allowed by applicable law and subject to the scope of authority delegated by the Board and/or the Committee, the Award Committee shall have the authority, in its discretion:

               1. to make Awards to any Eligible Person who is employed by the Company or any Subsidiary;

               2.   to determine the Fair Market Value Per Share;

               3. to determine the exercise price of the Options to be awarded in accordance with Article 5 of the Plan;

               4. to determine the purchase price, if any, for Restricted Shares awarded in accordance with Article 6 of the Plan;

               5. subject to the limitations set forth in Section 3.2(b)(1), to determine the Eligible Persons to whom, and the time or times at which, Awards shall be made, and the number of Shares to be subject to each Award;

               6. to determine the terms and provisions of each Award under the Plan and each Award Agreement (which need not be identical with the terms of other Awards and Award Agreements) and, with the consent of the Participant, to modify or amend an outstanding Award or Award Agreement;

               7. to determine the conditions that must be satisfied under any Award in order for an Option to vest and become exercisable, or, for the restrictions on any Restricted Share to lapse, which conditions may include satisfaction of performance goals, passage of set periods of time and/or other criteria as determined by the Board or the Committee; and

               8. to authorize any person to execute on behalf of the Company any instrument required to effectuate an Award or to take such other actions that may be necessary or appropriate with respect to the Company's rights pursuant to Awards or Award Agreements.

     3.3  Effect of Decisions.  All decisions, determinations and
          -------------------
interpretations of the Board or the Committee shall be final and binding with respect to all Awards and Award Agreements under the Plan.

     3.4  Limitation of Liability.  Notwithstanding anything herein to the
          -----------------------
contrary, no member of the Board or the Committee shall be liable for any good faith determination, act or failure to act in connection with the Plan, any Award, or any Award Agreement hereunder.

4.   Stock Subject to the Plan

     4.1  Subject to the provisions of this Article 4 and the provisions of
Article 7 of the Plan, no more than 3,750,000 Shares of Common Stock (collectively, the "Pool"), may be awarded and sold under the Plan, of which a maximum of 10% of the Shares reserved for issuance hereunder may be awarded and sold or granted as Restricted Shares. No more than 1,000,000 Shares of Common Stock may be awarded and sold (or, in the case of Restricted Shares with no purchase price, granted) under the Plan to any individual Participant. Options awarded from the Pool may be either Incentive Stock Options or non-qualified stock options, as determined by the Board or the Committee. If an Option expires or becomes unexercisable for any reason without having been exercised in full, the unexercised Shares shall be returned to the Pool and become available for future award under the Plan, unless the Plan was terminated earlier. Similarly, if and to the extent that any Restricted Share is canceled, repurchased or forfeited for any reason, that Share will again become available for grant under the Plan.

     4.2 Shares to be delivered under the Plan will be made available, at the discretion of the Board or the Committee, from authorized but unissued Shares and/or from previously issued Shares reacquired by the Company.

5.   Terms and Conditions of Options

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

     5.1  Option Awards.  Options may be granted either alone or in conjunction
          -------------
with other Awards. Each Option awarded pursuant to the Plan shall be authorized by the Board, the Committee, or the Award Committee and shall be evidenced by an Award Agreement in such form as the Board, the Committee, or the Award Committee may from time to time determine. The provisions of Awards need not be the same with respect to each Participant. The prospective recipient of an Award of Options will not have any rights with respect to such Award, unless and until such recipient has executed an Award Agreement and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such Award.

     5.2  Option Award Agreements.  Each Award Agreement shall incorporate by
          -----------------------
reference all other terms and conditions of the Plan, including the following terms and conditions:

          a.   Number of Shares.  The Award Agreement shall state the number of
               ----------------
               Shares subject to the Option, which shall not include fractional Shares.

          b.   Option Price.  The price per Share payable on the exercise of any
               ------------
               Option shall be stated in the Award Agreement and shall be no less than the Fair Market Value Per Share on the date such Option is awarded, without regard to any restriction other than a restriction that will never lapse. Notwithstanding the foregoing, if an Incentive Stock Option is awarded under this Plan to any person who, at the time of the award of such Incentive Stock Option, owns stock possessing more than 10% of the total combined voting power of all classes of the Company's stock, the price per Share payable upon exercise of such Incentive Stock Option shall be no less than 110 percent (110%) of the Fair Market Value Per Share on the date such Option is
               awarded.   Neither the Board nor the Committee may reprice any
               outstanding Options.

          c.   Form of Option.  The Award Agreement will state whether the
               --------------
               Option awarded is an Incentive Stock Option or a non-qualified stock option, and will constitute a binding determination as to the form of Option awarded, subject to the provisions of Section 5.5(c) below.

The Award Agreement may contain such other provisions as the Board, the Committee, or the Award Committee in its discretion deems advisable and which are not inconsistent with the provisions of this Plan.

     5.3  Consideration.  The Board or the Committee shall determine the method
          -------------
of payment for the Shares to be issued upon the exercise of an Option, which may consist entirely of cash, personal or certified check, or, at the election of the Participant and as the Board or the Committee may, in its sole discretion, approve, by surrendering Shares with an aggregate Fair Market Value per Share equal to the aggregate Option price, or by delivering such combination of Shares and cash as the Board or the Committee may, in its sole discretion, approve; provided,
--------

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

however, that Shares may be surrendered in satisfaction of the Option price only
-------
if the Participant certifies in writing to the Company that the Participant owns a number of Other Available Shares as of the date the Option is exercised that is at least equal to the number of Shares to be surrendered in satisfaction of the Option price; provided further, that the Option price may not be paid in
                  ----------------
Shares if the Board or the Committee determines that such method of payment would result in liability under Section 16(b) of the Exchange Act to a Participant.

Except as otherwise provided by the Board or the Committee, if payment is made in whole or in part in Shares, the Participant shall deliver to the Company certificates registered in the name of such Participant representing Shares legally and beneficially owned by such Participant, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value per Share on the date of delivery that is not greater than the aggregate Option price accompanied by stock powers duly endorsed in blank by the record holder of the Shares represented by such certificates. If the Board or the Committee, in its sole discretion, should refuse to accept Shares in payment of the Option price, any certificates representing Shares which were delivered to the Company shall be returned to the Participant with notice of the refusal of the Board or the Committee to accept such Shares in payment of the option price. The Board or the Committee may impose such limitations and prohibitions on the use of Shares to exercise an Option as it deems appropriate.

     5.4  Exercise of Options.  Any Option awarded hereunder shall be
          -------------------
exercisable at such times and under such conditions as shall be set forth in the Award Agreement (as may be determined by the Board, the Committee, or the Award Committee and as shall be permissible under the terms of the Plan), which may include performance criteria with respect to the Company and/or the Participant, and as shall be permissible under the terms of the Plan.

An Option may be exercised in accordance with the provisions of this Plan as to all or any portion of the Shares then exercisable under an Option from time to time during the term of the Option. If an Option is exercised for a fraction of a Share, the Fair Market Value of such fractional Share, as of the date of exercise, will be paid in cash.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal executive office in accordance with the terms of the Award Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, accompanied by any agreements required by the terms of the Plan and/or Award Agreement. Full payment may consist of such consideration and method of payment allowable under this Article 5 of the Plan. No adjustment shall be made for a dividend or other right for which the record date is earlier than the date the Option is exercised, except as provided in Article 7 of the Plan.

As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company shall, without transfer or issue tax to the Participant, deliver to the Participant at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Participant, a certificate or certificates representing the Shares for which the Option shall have been exercised.

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

Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available for sale under the Option by the number of Shares as to which the Option is exercised.

     5.5  Term and Vesting of Options.
          ---------------------------

          a. Except as provided in Section 5.6(d), Options awarded hereunder shall vest and become exercisable in whole or in part, in accordance with such vesting conditions as the Board, the Committee, or the Award Committee shall determine, which conditions shall be stated in the Award Agreement. Vested Options may be exercised in any order elected by the Participant whether or not the Participant holds any unexercised Options under this Plan or any other plan of the Company.

          b. Notwithstanding any other provision of this Plan, no Option shall be: (i) awarded under this Plan after ten (10) years from the date on which this Plan is adopted by the Board, or (ii) exercisable more than ten (10) years from the date of award; provided, however, that if an Option that is intended to be an
               --------  -------
               Incentive Stock Option shall be awarded under this Plan to any person who, at the time of the award of such Option, owns stock possessing more than 10% of the total combined voting power for all classes of the Company's stock, the foregoing clause (ii) shall be deemed modified by substituting "five (5) years" for the term "ten (10) years" that appears therein.

          c. No Option awarded to any Participant shall be treated as an Incentive Stock Option, to the extent such Option would cause the aggregate Fair Market Value Per Share (determined as of the date of award of each such Option) of the Shares with respect to which Incentive Stock Options are exercisable by such Participant for the first time during any calendar year to exceed $100,000. For purposes of determining whether an Incentive Stock Option would cause such aggregate Fair Market Value Per Share to exceed the $100,000 limitation, such Incentive Stock Options shall be taken into account in the order awarded. For purposes of this subsection, Incentive Stock Options include all Incentive Stock Options under all plans of the Company and of any Subsidiary that are Incentive Stock Option plans within the meaning of Section 422 of the Code.

          d. The awarding or vesting of an Option shall impose no obligation upon the Participant to exercise such Option.

          e. A recipient of an Option shall have no rights as a stockholder of the Company and shall neither have the right to vote nor receive dividends with respect to any Shares subject to an Option until such Option has been exercised and a certificate with respect to the Shares purchased upon such exercise has been issued to him.

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

     5.6  Termination of Options.
          ----------------------

          a. Unless sooner terminated as provided in this Plan, each Option shall be exercisable for such period of time as shall be determined by the Board, the Committee, or the Award Committee and set forth in the Award Agreement, and shall be void and unexercisable thereafter.

          b. Except as otherwise provided herein or by the terms of any Award, with respect to a Participant who is an employee or Director, upon the termination of such Participant's employment or other relationship with the Company for any reason, Options exercisable on the date of such termination shall be exercisable by the Participant (or in the case of the Participant's death subsequent to termination of employment or such other relationship, by the Participant's executor(s) or administrator(s)) for a period of three (3) months from the date of the Participant's termination.

               Except as otherwise provided herein or by the terms of any Award, with respect to a Participant who is an advisor or consultant, the termination of such Participant's relationship with the Company for any reason shall not accelerate the expiration date of Options exercisable on the date of termination; provided
                                                                  --------
               however, that if such Participant dies following such
               -------
               termination, the Option shall be exercisable for a period of twelve (12) months commencing on the date of the Participant's death by such Participant's executor(s) or administrator(s).

          c. Except as otherwise provided herein or by the terms of any Award, upon the Disability or death of a Participant while in the service of the Company, Options held by such Participant which are exercisable on the date of Disability or death shall be exercisable for a period of twelve (12) months commencing on the date of the Participant's Disability or death, by the Participant or his legal guardian or representative or, in the case of death, by his executor(s) or administrator(s).

          d. Options may be terminated at any time by agreement between the Company and the Participant.

     5.7  Forfeiture.
          ----------

          a.   Termination for Cause.  Notwithstanding any other provision of
               ---------------------
               this Plan, if the Participant's employment or engagement is terminated by the Company, and the Board, the Committee, or the Award Committee makes a determination that the Participant:

               i. has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of his employment or engagement, or has otherwise breached any fiduciary duty owed to the Company;

               ii.  has been convicted of a felony;

               iii. has disclosed trade secrets or confidential information of the Company; or

               iv. has breached any agreement with or duty to the Company in respect of confidentiality, non-disclosure, non-competition or otherwise;

               then all unexercised Options shall terminate upon the date of such a finding, or, if earlier, the date of termination of employment or engagement for such a finding, and the Participant shall forfeit all Shares for which the Company has not yet delivered share certificates to the Participant and the Company shall refund to the Participant the Option purchase price paid to it, if any, in the same form as it was paid (or in cash at the Company's discretion). Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in forfeiture.

          b.   Non-Competition.  Notwithstanding any other provision of this
               ---------------
               Plan, if, during the 3-month period following a termination of service, which period shall be extended to 12 months in the event of a termination due to Disability, a Participant who is not a consultant or advisor commences any employment or engagement with or by a competitor of the Company (including, but not limited to, full or part-time employment or independent consulting work), as determined in the sole discretion of the Board or the Committee, all unexercised Options shall terminate immediately upon the commencement thereof. In the event a Participant who is a consultant or advisor has entered into an agreement with the Company that contains non-competition covenants and such consultant or advisor violates the terms of his or her non-competition covenant, all unexercised Options shall terminate immediately upon the date of such violation.

6.   Terms and Conditions of Restricted Shares

     6.1  Restricted Share Awards.  Restricted Shares may be granted either
          -----------------------
alone or in conjunction with other Awards. Restricted Shares granted under an Award will be issued for such consideration, if any, as the Board, the Committee, or the Award Committee shall determine. Any Restricted Shares awarded pursuant to the Plan shall be authorized by the Board, the Committee, or the Award Committee and shall be evidenced by an Award Agreement in such form as the Board, the Committee, or the Award Committee may from time to time determine. The Board, the Committee, or the Award Committee will determine the time or times within which Restricted Shares may be subject to forfeiture, and all other conditions of such Awards. The provisions of Awards need not be the same with respect to each Participant. The prospective recipient of an Award of Restricted Shares will not have any rights with respect to such Award, unless and until such recipient has executed an Award Agreement and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such Award.

     6.2  Restricted Share Award Agreements.  Each Award Agreement shall
          ---------------------------------
incorporate by reference all other terms and conditions of the Plan, including the following terms and conditions:

          a.   Number of Shares.  The Award Agreement shall state the number of
               ----------------
               Restricted Shares subject to the Award, which shall not include fractional Shares.

          b.   Price.  The price per Restricted Share, if any, and the time of
               -----
               payment for the awarding of the Restricted Shares shall be stated in the Award Agreement.

The Award Agreement may contain such other provisions as the Board, the Committee, or the Award Committee in its discretion deems advisable and which are not inconsistent with the provisions of this Plan.

     6.3  Consideration.  The Board or the Committee shall determine the method
          -------------
of payment, if any payment is required, for the Restricted Shares to be granted under an Award, which may consist entirely of cash, personal or certified check, or, at the election of the Participant and as the Board or the Committee may, in its sole discretion, approve, by surrendering Shares with an aggregate Fair Market Value per Share equal to the aggregate price payable for the restricted Shares, or by delivering such combination of Shares and cash as the Board or the Committee may, in its sole discretion, approve; provided, however, that Shares
                                                -----------------
may be surrendered in satisfaction of the Restricted Share price only if the Participant certifies in writing to the Company that the Participant owns a number of Other Available Shares as of the date on which payment is due that is at least equal to the number of Shares to be surrendered in satisfaction of the Restricted Share price; provided further, that the Restricted Share price may
                        ----------------
not be paid in Shares if the Board or the Committee determines that such method of payment would result in liability under Section 16(b) of the Exchange Act to a Participant.

Except as otherwise provided by the Board or the Committee, if payment is made in whole or in part in Shares, the Participant shall deliver to the Company certificates registered in the name of such Participant representing Shares legally and beneficially owned by such Participant, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value per Share on the date of delivery that is not greater than the aggregate Restricted Share price accompanied by stock powers duly endorsed in blank by the record holder of the Shares represented by such certificates. If the Board or the Committee, in its sole discretion, should refuse to accept Shares in payment of the Restricted Share price, any certificates representing Shares which were delivered to the Company shall be returned to the Participant with notice of the refusal of the Board or the Committee to accept such Shares in payment of the Restricted Share price. The Board or the Committee may impose such limitations and prohibitions on the use of Shares to satisfy a Restricted Share price as it deems appropriate.

     6.4  Restricted Share Certificates and Legends.  A share certificate will
          -----------------------------------------
be issued in connection with each Award of Restricted Shares. Such certificate will be registered in the name of the Participant receiving the Award, and will bear the following legend and/or any other legend required by this Plan, the Award Agreement, any other applicable agreement, or by applicable law:

          THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE VIROPHARMA INCOPORATED STOCK OPTION AND RESTRICTED SHARE PLAN AND AN AGREEMENT ENTERED INTO BETWEEN THE PARTICIPANT AND VIROPHARMA INCORPORATED (WHICH TERMS AND CONDITIONS MAY INCLUDE, WITHOUT LIMITATION, CERTAIN TRANSFER RESTRICTIONS, REPURCHASE RIGHTS AND FORFEITURE CONDITIONS). COPIES OF THAT PLAN AND AGREEMENT ARE ON FILE IN THE PRINCIPAL OFFICES OF VIROPHARMA INCORPORATED AND WILL BE MADE AVAILABLE TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON REQUEST TO THE SECRETARY OF THE COMPANY.

Share certificates evidencing Restricted Shares will be held in custody by the Company or in escrow by an escrow agent until the restrictions thereon have lapsed. As a condition to any Restricted Share Award, the Participant may be required to deliver to the Company a share power, endorsed in blank, relating to the Restricted Shares covered by such Award.

     6.5  Restrictions and Conditions.  Restricted Shares awarded pursuant to
          ---------------------------
this Article 6 will be subject to the following restrictions and conditions:

          a. Except as provided in Section 6.6, the restrictions on Restricted Shares shall lapse in accordance with such conditions as the Board, the Committee, or the Award Committee shall determine, which conditions shall be stated in the Award Agreement and which may include the continued employment, engagement or service of the recipient for a period of time, the attainment of specified individual or corporate performance goals, or any other factors that the Board, the Committee, or the Award Committee selects, in its sole and absolute discretion. During the period beginning on the date of an Award of Restricted Shares and ending when the restrictions on such Restricted Shares lapse as set forth in the Award Agreement or pursuant to Section 3.2(i) or Article 12 (the "Restriction Period"), the Participant will not be permitted to
                ------------------
               sell, transfer, pledge, assign or otherwise encumber such Restricted Shares.

          b. During the Restriction Period, the Participant will be entitled to receive any cash distributions or dividends paid with respect to Restricted Shares and will be entitled to vote such Restricted Shares. Consistent with Article 7, a Participant will be entitled to receive any distributions or dividends paid in the form of securities with respect to Restricted Shares, but such securities will be subject to the same terms and conditions as the Restricted Shares with respect to which they were paid, including, without limitation, the same Restriction Period.

          c. If and when the restrictions on Restricted Shares lapse through the expiration of the Restriction Period or pursuant to Section 3.2(i) or Article 12, the certificates for such Restricted Shares will be replaced with new certificates, without the restrictive legends described in Section 6.4 applicable to such lapsed restrictions, and such new certificates will be promptly delivered to the Participant, the Participant's representative (if the Participant has suffered a Disability), or the Participant's estate or heir (if the Participant has died) at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Participant, the Participant's representative (if the Participant has suffered a Disability), or the Participant's estate or heir (if the Participant has died).

     6.6  Forfeiture.
          ----------

          a. Except as otherwise provided herein or by the terms of any Award Agreement, upon the termination of a Participant's employment or other relationship with the Company for any reason, all of that Participant's Restricted Shares then subject to a Restriction Period will be forfeited.

          b. Except as otherwise provided herein or by the terms of any Award Agreement, if an individual or corporate performance goal specified in an Award Agreement is not attained, and if it is not possible later to attain such goal, all of a Participant's Restricted Shares then subject to a Restriction Period linked to the attainment of such goal will be forfeited.

          c. Restricted Shares may be forfeited at any time during the applicable Restriction Period by agreement between the Company and the Participant.

          d. If a Participant has paid the Company for Restricted Shares that are subsequently forfeited, the Company shall refund to the Participant the amounts paid to it for the forfeited Restricted Shares in the same form as it was paid (or in cash at the Company's discretion).

7.   Adjustments

     7.1 Subject to required action by the stockholders, if any, the number of Shares that may be granted under this Plan, including the individual limit specified in Article 4, and the number of Shares subject to outstanding Awards of Options and Restricted Shares and the exercise or, if applicable, purchase prices thereof shall be adjusted proportionately for any increase or decrease in the number of outstanding Shares of Common Stock of the Company resulting from stock splits, reverse stock splits, stock dividends, reclassifications and recapitalizations, merger, consolidation, exchange of shares, or any similar change affecting Common Stock.

     7.2 No fractional Shares shall be issuable on account of any action mentioned in Section 7.1, and the aggregate number of Shares into which Shares then covered by the Award, when changed as the result of such action, shall be increased to the next highest whole number of Shares resulting from such action, provided that no such increase shall be made if such increase would cause an Incentive Stock Option to lose its status as such without the consent of the Participant.

8.   Time of Award

The date of an Award shall, for all purposes, be the date which the Board, the Committee, or the Award Committee specifies when the Board, the Committee, or the Award Committee makes its determination that an Award is made, or if none is specified, then the date of such determination. Notice of the determination shall be given to each Eligible Person to whom an Award is made within a reasonable time after the date of such Award.

9.   Modification, Extension and Renewal of Award

Subject to the terms and conditions of the Plan, the Board or the Committee may modify, extend or renew an Award, or accept the surrender of an Award to the extent that an Option under the Award has not already been exercised, or the restrictions on Restricted Shares under the Award have not already lapsed. Notwithstanding the foregoing: (a) no modification of an Award that adversely affects the Participant shall be made without the consent of the Participant, and (b) no Incentive Stock Option may be modified, extended or renewed if such action would cause it to cease to be an "Incentive Stock Option" within the meaning of Section 422 of the Code, unless the Participant specifically acknowledges and consents to the tax consequences of such action.

10.  Purchase for Investment and Other Restrictions

     10.1 The obligation of the Company to issue Shares to a Participant upon the exercise of an Option or upon the Award of Restricted Shares granted under the Plan is conditioned upon such issuance complying with all relevant provisions of applicable law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder and any applicable foreign laws.

     10.2 At the option of the Board or the Committee, the obligation of the Company to issue Shares to a Participant upon the exercise of an Option or upon the Award of Restricted Shares granted under the Plan may be conditioned upon obtaining appropriate representations, warranties, restrictions and agreements of the Participant. Among other representations, warranties, restrictions and agreements, the Participant may be required to represent and agree that the purchase or receipt of Shares shall be for investment, and not with a view to the public resale or distribution thereof, unless the Shares are registered under the Securities Act and the issuance and sale of the Shares complies with all other laws, rules and regulations applicable thereto. Unless the issuance of such Shares is registered under the Securities Act (and any similar law of a foreign jurisdiction applicable to the Participant), the Participant shall acknowledge that the Shares purchased are not registered under the Securities Act (or any such other law) and may not be sold or otherwise transferred unless the Shares have been registered under the Securities Act (or any such other law) in connection with the sale or other transfer thereof, or that counsel satisfactory to the Company has issued an opinion satisfactory to the Company that the sale or other transfer of such Shares is exempt from registration under the Securities Act (or any such other law), and unless said sale or transfer is in compliance with all other applicable laws, rules and regulations, including all applicable federal, state and foreign securities laws, rules and regulations. Unless the Shares subject to an Award are registered under the Securities Act, the certificates representing such Shares issued shall contain the following legend in substantially the following form:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES HAVE NOT BEEN ACQUIRED WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF, BY GIFT OR OTHERWISE, OR IN ANY WAY ENCUMBERED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO VIROPHARMA INCORPORATED THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND UNDER APPLICABLE STATE SECURITIES LAWS.

If required under the laws of any jurisdiction in which the Participant resides, the certificate or certificates may bear any such legend.

11.  Transferability

No Award shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. During the lifetime of the Participant, the Participant's rights regarding Awards shall be exercisable only by such Participant, or, in the event of the legal incapacity or Disability of such Participant, then by the Participant's legal guardian or representative.

12.  Change of Control

     12.1  Discontinuation of Plan and Non-Substitution of Shares.
           ------------------------------------------------------
Notwithstanding anything to the contrary set forth in this Plan other than
Section 12.3, if there is a Change of Control in which the Plan is not continued by a successor corporation, and in which equivalent, substituted options for common stock and substituted restricted shares in a successor corporation are not provided to Participants, then the Plan shall be terminated and, for a Participant who is an employee of the Company or any of its Subsidiaries or who is a Director, all unvested options shall vest and restrictions on Restricted Shares shall lift, as follows:

           a. if the Participant has been employed by the Company or a Subsidiary or has been a Director for at least two years as of the Change of Control, then: (i) all of the Participant's unvested Options shall be fully and immediately vested and exercisable, and (ii) the restrictions on all of the Participant's Restricted Shares shall lapse and the Shares shall become nonforfeitable; and

           b. if the Participant has been employed by the Company or a Subsidiary or has been a Director for less than two years as of the Change of Control, then: (i) fifty percent (50%) of the Participant's unvested Options as of the date of the Change of Control shall be immediately vested and exercisable and the remaining portion of the Options which are not vested shall lapse and be forfeited, and (ii) the restrictions on fifty percent (50%) of all of the Participant's Restricted Shares subject to a Restriction Period as of the date of the Change of Control shall lapse and the remaining portion of such Restricted Shares shall be forfeited.

     12.2  Continuation of Plan or Substitution of Shares.  If there is a Change
           ----------------------------------------------
of Control in which the Plan is continued by a successor corporation or in which equivalent substituted options for common stock and substituted restricted shares in a successor corporation are provided to Participants, with respect to Participants who are employees of the Company or any of its Subsidiaries or who are Directors, Options shall vest and restrictions on Restricted Shares shall lift as follows:

           a. if a Participant who is employed by the Company is not offered substantially equivalent employment or service with the successor corporation or a related employer (both in terms of duties and compensation), then any unvested Options and Restricted Shares held by such Participant as of the date of the Change of Control shall be fully and immediately vested and exercisable and shall have restrictions lifted in accordance with Section 12.1(a) or 12.1(b), as applicable, taking into account all service performed with the Company in any capacity for purposes of vesting; and

           b. if any Participant is offered substantially equivalent employment or service with the successor corporation or a related employer (both in terms of duties and compensation), then Options and Restricted Shares shall not be subject to accelerated vesting; provided however, that if the

               Participant's employment with the successor corporation or related employer is terminated by the successor corporation or related employer during the six month period following such Change of Control, then any unvested Options and Restricted Shares or substituted options or restricted shares shall be fully and immediately vested and exercisable and have restrictions lifted at the date of the Participant's termination of employment in accordance with Section 12.1(a) or 12.1(b), as applicable, taking into account service performed with the Company and the successor corporation and all related employers for purpose of vesting.

     12.3 Notwithstanding Sections 12.1 and 12.2 hereof, any Participant who is a "disqualified individual," as that term is defined in Section 280G(c) of the Code, shall be notified by the Board or the Committee of any event that may constitute a Change of Control in advance of the effective date of such Change of Control. Notice shall be provided, in the sole discretion of the Committee, as soon as reasonably practicable before the Change of Control. The disqualified individual may refuse to accept accelerated vesting of his or her Award after consideration of the tax consequences to such disqualified individual resulting from the Change of Control, provided that any such refusal shall be communicated to the Committee in writing before the Change of Control. If it is not practicable to provide advance notice of such Change of Control, the disqualified individual will be deemed to have elected to refuse such acceleration, but only to the extent that it is determined, as soon as practicable after the Change of Control, that accelerated vesting will result in negative tax consequences under Section 280G of the Code.

     12.4 In addition to arranging for the exchange of Options for options to purchase common stock in a successor corporation and the exchange of Restricted Shares for similarly restricted shares of common stock in a successor corporation, in the event of a Change of Control of the Company by reason of a merger, consolidation or tax free reorganization or sale of all or substantially all of the assets of the Company, the Board shall have the authority, in its discretion, to terminate this Plan and (i) to distribute to each Participant cash and/or other property in an amount equal to and in the same form as the Participant would have received from the successor corporation if the Participant had owned the Shares subject to the Option rather than the Option at the time of the Change of Control, provided that any such amount paid to a Participant shall reflect the deduction of the exercise price the Participant would have paid to purchase such Shares and (ii) to redeem any Restricted Share for cash and/or other property in an amount equal to and in the same form as the Participant would have received from the successor corporation if the Participant had owned the Restricted Shares at the time of the Change in Control. The form of payment or distribution to the Participant pursuant to this Section shall be determined by the Committee.

13.  Amendment of the Plan

Insofar as permitted by law and the Plan, and subject to Section 15.2, the Board or the Committee may from time to time suspend, terminate or discontinue the Plan or revise or amend it in any respect whatsoever with respect to any Shares at the time not subject to an Award, including amendments necessary or advisable to assure that the Incentive Stock Options, non-qualified stock options and Restricted Shares available under the Plan continue to be treated as such, respectively, under all applicable laws.

14.  Application of Funds

The proceeds received by the Company from the sale of Shares pursuant to the exercise of Options and any sale of Restricted Shares shall be used for general corporate purposes or such other purpose as may be determined by the Board.

15.  Approval of the Plan

     15.1  Effective Date of Plan.  This amendment and restatement of the Plan
           ----------------------
shall become effective on the date that it is adopted by the Board.

     15.2  Stockholder Approval of Certain Amendments.
           -------------------------------------------

           a. If the Board or the Committee amends the Plan to increase the aggregate number of Shares for which Awards may be awarded hereunder, and approval of the stockholders by a majority of the votes cast at a duly held stockholder meeting at which a quorum representing a majority of the Company's outstanding voting shares is present (either in person or by proxy), is not obtained within twelve (12) months of the adoption of such amendment, all Awards with respect to such increased number of shares shall lapse automatically on the first anniversary of the date of the adoption of such amendment.

           b. If the Board or the Committee amends the Plan to change the designation of the class of employees eligible to receive Options, and approval of the stockholders by a majority of the votes cast at a duly held stockholder meeting at which a quorum representing a majority of the Company's outstanding voting shares is present (either in person or by proxy), is not obtained within twelve (12) months of the adoption of such amendment, all Incentive Stock Options awarded after the date of such adoption automatically shall be converted into non-qualified stock options on the first anniversary of the date of the adoption of such amendment.

           c. Section 5.2(b) of the Plan may not be amended to permit the grant of Options with an exercise price below Fair Market Value or to permit outstanding Options to be repriced unless such amendment is approved by the stockholders by a majority of the votes cast at a duly held stockholder meeting at which a quorum representing a majority of the Company's outstanding voting shares is present (either in person or by proxy).

16.  Conditions Upon Issuance of Shares

Shares shall not be issued pursuant to the exercise of an Option or grant of Restricted Shares unless the exercise of such Option or grant of such Restricted Shares and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

17.  Reservation of Shares

     17.1 The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     17.2 The Company, during the term of this Plan, shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorization in order to issue and sell such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction the requisite authorization(s) deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Shares hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and/or sale of any Shares hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

18.  Taxes, Fees, Expenses and Withholding of Taxes

     18.1 The Company shall pay all original issue and transfer taxes (but not income taxes, if any) with respect to the award of Options and Restricted Shares and/or the issue and transfer of Shares pursuant to the exercise of Options, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will use its best efforts to comply with all laws and regulations that, in the opinion of counsel for the Company, shall be applicable thereto.

     18.2 The granting of Awards hereunder and the issuance of Shares pursuant to the grant of Restricted Shares and the exercise of Options is conditioned upon the Company's reservation of the right to withhold in accordance with any applicable law, from any compensation or other amounts payable to the Participant, any taxes required to be withheld under federal, state or local law as a result of: the grant of an Award, the vesting of an Option, the exercise of an Option, the lapse of restrictions with respect to Restricted Shares, or the sale of Shares. To the extent that compensation or other amounts, if any, payable to the Participant is insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Participant (or such other person entitled herein to exercise the rights associated with such Award), as a condition of the exercise of an Option or grant of Restricted Shares, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the Company's satisfaction of its withholding obligations under federal, state and local law, provided that such satisfaction of tax liability is made within 60 days of the date on which written notice of exercise has been given to the Company. With respect to

Restricted Shares, the minimum required withholding obligations may be settled in Shares that are part of the Award that gives rise to the withholding requirement.

19.  Miscellaneous

     19.1  Notices.  Any notice to be given to the Company pursuant to the
           -------
provisions of this Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal executive office, and any notice to be given to a Participant shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Award Agreement, or at such other address as such Participant or his or her permitted transferee (upon the permitted transfer) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given on the date and at the time delivered via hand delivery, courier or recognized overnight delivery service or, if sent via telecopier, on the date and at the time telecopied with confirmation of delivery or, if mailed, on the date five (5) days after the date of the mailing (which shall be by regular, registered or certified mail). Delivery of a notice by telecopy (with confirmation) shall be permitted and shall be considered delivery of a notice notwithstanding that it is not an original that is received. It shall be the obligation of each Participant and each permitted transferee holding Shares purchased upon exercise of an Option or granted pursuant to an Award of Restricted Shares to provide the Secretary of the Company, by letter mailed as provided herein, with written notice of his or her direct mailing address.

     19.2  No Enlargement of Participant Rights.  This Plan is purely voluntary
           ------------------------------------
on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Participant, or to be consideration for or a condition of the employment or service of any Participant. Nothing contained in this Plan shall be deemed to give any Participant the right to be retained in the employ or service of the Company or any Subsidiary, or to interfere with the right of the Company or any such corporation to discharge or retire any Participant thereof at any time subject to applicable law. No Participant shall have any right to or interest in Awards authorized hereunder prior to the award thereof to such Participant, and upon such Award the Participant shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

     19.3  Information to Participants.  The Company, upon request, shall
           ---------------------------
provide without charge to each Participant copies of such annual and periodic reports as are provided by the Company to its stockholders generally.

     19.4  Availability of Plan.  A copy of this Plan shall be delivered to the
           --------------------
Secretary of the Company and shall be shown by him to any eligible person making reasonable inquiry concerning it.

     19.5  Section Headings.  The descriptive headings of this Plan are for
           ----------------
convenience only, and shall be of no force or effect in construing or interpreting any of the provisions of this Plan.

     19.6  Invalid Provisions.  If any provision of this Plan is found to be
           ------------------
invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed to render any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision were not contained herein.

     19.7  Applicable Law.  This Plan shall be governed by and construed in
           --------------
accordance with the laws of the Commonwealth of Pennsylvania, without regard to the conflict of law principles of Pennsylvania or any other jurisdiction.


           Executed this 14th day of November, 2001.


[Corporate Seal]                             VIROPHARMA INCORPORATED


Attest:  /s/ Thomas F. Doyle                 By:   /s/ Michel de Rosen
         ---------------------------             ------------------------------

                            VIROPHARMA INCORPORATED
                           RESTRICTED SHARE AGREEMENT
                           --------------------------

     This is a Restricted Share Agreement dated ____________________ between ViroPharma Incorporated (the "Company") and _________________________ ("Participant").

     1.  Definitions.  As used herein:
         -----------

         (a) "Award" means the award of Restricted Shares hereby granted.
              -----

         (b) "Board" means the Board of Directors of the Company.
              -----

         (c) "Code" means the Internal Revenue Code of 1986, as amended.
              ----

         (d) "Date of Grant" means the date first set forth above, on which the
              -------------
Company awarded the Restricted Shares.

         (e) "Employer" means the Company or the Subsidiary for which
              --------
Participant is performing services on the Vesting Date.

         (f) "Plan" means the ViroPharma Incorporated Stock Option and
              ----
Restricted Share Plan, incorporated herein by reference.

         (g) "Restriction Period" means, with respect to each Restricted Share,
              ------------------
the period beginning on the Date of Grant and ending on the Vesting Date.

         (h) "Restricted Shares" means the _____ Shares which are the subject
              -----------------
of the Award.

         (i) "Shares" means shares of the Company's common stock, par value
              ------
$.002 per share.

         (j) "Vesting Date" means the date on which the restrictions imposed
              ------------
under Section 4 on Restricted Shares lapse, as provided in Section 5.

     2.  Grant of Restricted Shares.  Subject to the terms and conditions set
         --------------------------
forth herein and in the Plan, the Company hereby grants to Participant the Restricted Shares.

     3.  Payment for Restricted Shares.  As a condition of the Award, the
         -----------------------------
Participant shall be required to pay [$___] for each Restricted Share. Payment shall be due within [10] business days following provision of this Award Agreement to the Participant. Payment may be made in the form of (a) cash, (b) personal or certified check, or (c) by surrendering Shares with an aggregate Fair Market Value per Share equal to the aggregate price payable for the Restricted Shares, or (d) by delivering such combination of Shares and cash as the Board or the Committee may, in its sole discretion, approve, provided that the surrender of Shares shall be subject to such further conditions and restrictions as provided in the Plan.

     4.  Restrictions on Restricted Shares.  Subject to the terms and conditions
         ---------------------------------
set forth herein and in the Plan, during the Restriction Period, Participant shall not be permitted to sell, transfer, pledge, assign or otherwise encumber the Restricted Shares. The Company shall maintain possession of the certificates respecting the Restricted Shares in escrow during the Restriction Period. Share certificates for the Restricted Shares shall bear the following legend:

         "THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE VIROPHARMA INCOPORATED STOCK OPTION AND RESTRICTED SHARE PLAN AND AN AGREEMENT ENTERED INTO BETWEEN THE PARTICIPANT AND VIROPHARMA INCORPORATED (WHICH TERMS AND CONDITIONS MAY INCLUDE, WITHOUT LIMITATION, CERTAIN TRANSFER RESTRICTIONS, REPURCHASE RIGHTS AND FORFEITURE CONDITIONS). COPIES OF THAT PLAN AND AGREEMENT ARE ON FILE IN THE PRINCIPAL OFFICES OF VIROPHARMA INCORPORATED AND WILL BE MADE AVAILABLE TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON REQUEST TO THE SECRETARY OF THE COMPANY."

     5.  Lapse of Restrictions.
         ---------------------

         (a) Subject to the terms and conditions set forth herein and in the Plan, the restrictions set forth in Section 4 on each Restricted Share that has not been forfeited shall lapse on the Vesting Date; provided, however, that on the Vesting Date, Participant is, and has from the Date of Grant continuously been, an employee of the Employer during the Restriction Period.

         (b) Subject to Section 5(a), a Vesting Date for Restricted Shares subject to the Award shall occur in accordance with the following schedule:

             (i)    As to _____ Restricted Shares, __________________.

             (ii)   As to an additional _____ Restricted Shares,
                    ____________________.

             (iii)  As to an additional _____ Restricted Shares,
                    ____________________.

     6.  Forfeiture of Restricted Shares.
         -------------------------------

         (a) Subject to the terms and conditions set forth herein and in the Plan, if Participant terminates employment with the Employer during the Restricted Period for any reason, Participant shall forfeit the Restricted Shares as of such termination of employment. Upon a forfeiture of the Restricted Shares as provided in this Section 6, the Restricted Shares shall be deemed canceled, and the amount paid for such shares shall be refunded promptly.

         (b) The provisions of this Section 6 shall not apply to Restricted Shares as to which the restrictions of Section 4 have lapsed.

     7.  Rights of Participant.  During the Restriction Period, with respect to
         ---------------------
Restricted Shares which have not been forfeited, Participant shall have the right to vote the Restricted Shares, and receive cash dividends with respect to the Restricted Shares. Stock dividends payable with respect to Restricted Shares shall be subject to the same restrictions under this Agreement as the Restricted Shares with respect to which such stock dividends were issued.

     8.  Notices.  Any notice to the Company under this Agreement shall be made
         -------
in care of the Secretary at the Company's main office in Exton, PA. All notices under this Agreement shall be deemed duly given on the date and at the time delivered via hand delivery, courier or recognized overnight delivery service or, if sent via telecopier, on the date and at the time telecopied with confirmation of delivery or, if mailed, on the date five (5) days after the date of the mailing (which shall be by regular, registered or certified mail). All notices shall be irrevocable once given.

     9.  Securities Laws.  The Board or Committee may from time to time impose
         ---------------
any conditions on the Restricted Shares as it deems necessary or advisable to ensure that Shares are issued and resold in compliance with applicable federal and state securities laws.

     10. Delivery of Shares.  Promptly following a Vesting Date, the Company
         ------------------
shall, without payment from Participant for the Restricted Shares, deliver to Participant a certificate for the Restricted Shares without any legend or restrictions, except for such restrictions as may be imposed by the Board or Committee, in its sole judgment, under Section 9, provided that no certificates for Shares will be delivered to Participant until appropriate arrangements have been made for the withholding of any taxes which may be due with respect to such Shares. The Company may condition delivery of certificates for Shares upon the prior receipt from Participant of any undertakings which it may determine are required to assure that the certificates are being issued in compliance with federal and state securities laws. The right to payment of any fractional Shares shall be satisfied in cash, measured by the product of the fractional amount times the Fair Market Value Per Share on the Vesting Date, as determined by the Board or Committee.

     11. Award Not to Affect Employment.  The Award granted hereunder shall not
         ------------------------------
confer upon Participant any right to continue in the employment of the Employer.

     12. Miscellaneous.
         -------------

         (a) The address for Participant to which notice, demands and other communications to be given or delivered under or by reason of the provisions hereof shall be the Participant's address as reflected in the Company's personnel records.

         (b) The validity, performance, construction and effect of this Award shall be governed by the laws of the Commonwealth of Pennsylvania, without giving effect to principles of conflicts of law.


                                       VIROPHARMA INCORPORATED


                                       BY: ________________________________


                                       ATTEST:  ____________________________



                                       ____________________________________
                                       PARTICIPANT


                                       ____________________________________
                                       WITNESS

                            VIROPHARMA INCORPORATED
                          RESTRICTED SHARE AGREEMENT
                          --------------------------


     This is a Restricted Share Agreement dated ____________________ between ViroPharma Incorporated (the "Company") and _________________________ ("Participant").

     1.  Definitions.  As used herein:
         -----------

         (a) "Award" means the award of Restricted Shares hereby granted.
              -----

         (b) "Board" means the Board of Directors of the Company.
              -----

         (c) "Code" means the Internal Revenue Code of 1986, as amended.
              ----

         (d) "Date of Grant" means the date first set forth above, on which the
              -------------
Company awarded the Restricted Shares.

         (e) "Employer" means the Company or the Subsidiary for which
              --------
Participant is performing services on the Vesting Date.

         (f) "Plan" means the ViroPharma Incorporated Stock Option and
              ----
Restricted Share Plan, incorporated herein by reference.

         (g) "Restriction Period" means, with respect to each Restricted Share,
              ------------------
the period beginning on the Date of Grant and ending on the Vesting Date.

         (h) "Restricted Shares" means the _____ Shares which are the subject
              -----------------
of the Award.

         (i) "Shares" means shares of the Company's common stock, par value
              ------
$.002 per share.

         (j) "Vesting Date" means the date on which the restrictions imposed
              ------------
under Section 3 on Restricted Shares lapse, as provided in Section 4.

     2.  Grant of Restricted Shares.  Subject to the terms and conditions set
         --------------------------
forth herein and in the Plan, the Company hereby grants to Participant the Restricted Shares.

     3.  Restrictions on Restricted Shares.  Subject to the terms and conditions
         ---------------------------------
set forth herein and in the Plan, during the Restriction Period, Participant shall not be permitted to sell, transfer, pledge, assign or otherwise encumber the Restricted Shares. The Company shall maintain possession of the certificates respecting the Restricted Shares in escrow during the Restriction Period. Share certificates for the Restricted Shares shall bear the following legend:

         "THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE VIROPHARMA INCOPORATED STOCK OPTION AND RESTRICTED SHARE PLAN AND AN AGREEMENT ENTERED INTO BETWEEN THE PARTICIPANT AND VIROPHARMA INCORPORATED (WHICH TERMS AND CONDITIONS MAY INCLUDE, WITHOUT LIMITATION, CERTAIN TRANSFER RESTRICTIONS, REPURCHASE RIGHTS AND FORFEITURE CONDITIONS). COPIES OF THAT PLAN AND AGREEMENT ARE ON FILE IN THE PRINCIPAL OFFICES OF VIROPHARMA INCORPORATED AND WILL BE MADE AVAILABLE TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON REQUEST TO THE SECRETARY OF THE COMPANY."

     4.  Lapse of Restrictions.
         ---------------------

         (a) Subject to the terms and conditions set forth herein and in the Plan, the restrictions set forth in Section 3 on each Restricted Share that has not been forfeited shall lapse on the Vesting Date; provided, however, that on the Vesting Date, Participant is, and has from the Date of Grant continuously been, an employee of the Employer during the Restriction Period.

         (b) Subject to Section 4(a), a Vesting Date for Restricted Shares subject to the Award shall occur in accordance with the following schedule:

             (i)    As to _____ Restricted Shares, __________________.

             (ii)   As to an additional _____ Restricted Shares,
                    ____________________.

             (iii)  As to an additional _____ Restricted Shares,
                    ____________________.

     5.  Forfeiture of Restricted Shares.
         -------------------------------

         (a) Subject to the terms and conditions set forth herein and in the Plan, if Participant terminates employment with the Employer during the Restricted Period for any reason, Participant shall forfeit the Restricted Shares as of such termination of employment. Upon a forfeiture of the Restricted Shares as provided in this Section 5, the Restricted Shares shall be deemed canceled.

         (b) The provisions of this Section 5 shall not apply to Restricted Shares as to which the restrictions of Section 3 have lapsed.

     6.  Rights of Participant.  During the Restriction Period, with respect to
         ---------------------
Restricted Shares which have not been forfeited, Participant shall have the right to vote the Restricted Shares, and receive cash dividends with respect to the Restricted Shares. Stock dividends payable with respect to Restricted Shares shall be subject to the same restrictions under this Agreement as the Restricted Shares with respect to which such stock dividends were issued.

     7.  Notices.  Any notice to the Company under this Agreement shall be made
         -------
in care of the Secretary at the Company's main office in Exton, PA. All notices under this Agreement shall be deemed duly given on the date and at the time delivered via hand delivery, courier or recognized overnight delivery service or, if sent via telecopier, on the date and at the time telecopied with confirmation of delivery or, if mailed, on the date five (5) days after the date of the mailing (which shall be by regular, registered or certified mail). All notices shall be irrevocable once given.

     8.  Securities Laws.  The Board or Committee may from time to time impose
         ---------------
any conditions on the Restricted Shares as it deems necessary or advisable to ensure that Shares are issued and resold in compliance with applicable federal and state securities laws.

     9.  Delivery of Shares.  Promptly following a Vesting Date, the Company
         ------------------
shall, without payment from Participant for the Restricted Shares, deliver to Participant a certificate for the Restricted Shares without any legend or restrictions, except for such restrictions as may be imposed by the Board or Committee, in its sole judgment, under Section 8, provided that no certificates for Shares will be delivered to Participant until appropriate arrangements have been made for the withholding of any taxes which may be due with respect to such Shares. The Company may condition delivery of certificates for Shares upon the prior receipt from Participant of any undertakings which it may determine are required to assure that the certificates are being issued in compliance with federal and state securities laws. The right to payment of any fractional Shares shall be satisfied in cash, measured by the product of the fractional amount times the Fair Market Value Per Share on the Vesting Date, as determined by the Board or Committee.

     10. Award Not to Affect Employment.  The Award granted hereunder shall not
         ------------------------------
confer upon Participant any right to continue in the employment of the Employer.

     11. Miscellaneous.
         -------------

         (a) The address for Participant to which notice, demands and other communications to be given or delivered under or by reason of the provisions hereof shall be the Participant's address as reflected in the Company's personnel records.

         (b) The validity, performance, construction and effect of this Award shall be governed by the laws of the Commonwealth of Pennsylvania, without giving effect to principles of conflicts of law.

                                       VIROPHARMA INCORPORATED


                                       BY:     ____________________________


                                       ATTEST: ____________________________



                                       ____________________________________
                                       PARTICIPANT


                                       ____________________________________
                                       WITNESS

                       INCENTIVE STOCK OPTION AGREEMENT


     THIS AGREEMENT made and entered into this xxx day of xxx, 200x, between, ViroPharma Incorporated, a Delaware corporation (the "Corporation"), and xxx (the "Employee").

                                   WITNESSETH

     WHEREAS, the Employee will serve as an employee of the Corporation, and

     WHEREAS, the Corporation has determined to afford the Employee the right to purchase ("Option") xxx shares of its common stock, $0.002 par value ("Common Stock"), under the terms set forth herein and subject to the terms and provisions of the Corporation's 1995 Stock Option Plan (the "Plan") which terms are incorporated herein by reference.

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions. All capitalized terms used herein that are not defined herein shall have the respective meanings set forth in the Plan. The terms set forth below shall have the following meanings:

     (a) Fair Value Per Share shall mean, as of the date of determination, the
         --------------------
fair market value of each Share (including, in the case of any repurchase of Shares, any distributions with respect thereto which would be repurchased with Shares) determined in good faith by the members of the Board of Directors of the Corporation or any stock option committee thereof.

     (b) Group shall mean:
         -----

         (i)   the Employee;
         (ii) the spouse, parents, siblings and lineal descendants of the Employee;
         (iii) a trust for the benefit of any of the foregoing; and
         (iv) any distributee, legatee or devisee of the Employee who agrees in writing to be bound by and comply with this Agreement to the same extent as the Employee.

     (c) Proportionate Percentage shall mean the percentage figure which
         ------------------------
expresses the ratio, based upon voting power, between the number of shares of outstanding Common and Preferred Stock of the Corporation owned by a Stockholder and the aggregate number of such shares of outstanding Common and Preferred Stock owned by all Stockholders.

     (d) Sell, as to any Share, shall mean to sell, or in any other way,
         ----
directly or indirectly, to transfer, assign, distribute, encumber or otherwise dispose of, either voluntarily or involuntarily; provided, however, that the Employee shall not be deemed to Sell the Shares if such Shares are transferred to a member of the Group and such member agrees to be bound by the terms of this Agreement to the same extent as the Employee.

     (e) Selling Group shall collectively mean the Employee and each member of
         -------------
his/her Group that proposes to Sell any of the Shares, or which has delivered a Selling Notice, pursuant to Section 12 hereof.

     (f) Shares shall mean the Option Shares (as defined in Section 2 below) and
         ------
any other shares of the Corporation's Common Stock acquired by the Employee either by the Employee's exercise of stock options or otherwise.

     (g) Stockholders shall mean, collectively, the holders of the Preferred
         ------------
Stock of the Corporation.

     (h) Termination shall mean, collectively, a Termination For Cause, a
         -----------
Termination Without Cause, an Involuntary Termination, and a Voluntary Termination, as defined below:

         (i)   Termination For Cause.  The Company may immediately terminate the
               ---------------------
employment of the Employee hereunder at any time for "Cause" (such termination being hereinafter called a "Termination For Cause") upon giving the Employee notice of such termination. "Cause" shall mean:

               (a) the Employee's misconduct with respect to the business and affairs of the Corporation or any subsidiary of affiliate thereof;

               (b) the Employee's unsatisfactory performance of the duties assigned to the Employee with respect to the business or affairs of the Corporation or any subsidiary of affiliate thereof;

               (c) the Employee's material breach of any Confidentiality Agreement between the Employee and the Corporation;

               (d) the commission by the Employee of an act involving fraud, theft, embezzlement, forgery or moral turpitude; or

               (e) the Employee's conviction of any crime.

         (ii)  Termination Without Cause.  The Corporation may immediately
               -------------------------
terminate the employment of the Employee hereunder at any time without "Cause" (such termination being hereinafter called a "Termination Without Cause") upon giving the Employee notice of such termination.

         (iii) Involuntary Termination.  If the Employee dies or has a
               -----------------------
Disability, then:

               (a) in the case of death, the Employee's employment shall be deemed to terminate on the date of the Employee's death; and

               (b) in the case of a Disability, the Corporation, at its option, may terminate the employment of the Employee immediately upon giving the Employee notice to that effect. Termination pursuant to this Subsection (iii) is hereinafter referred to as an "Involuntary Termination."

         (iv) Voluntary Termination.  Any termination of the employment of the
              ---------------------
Employee hereunder other than as a result of an Involuntary Termination, a Termination For Cause, or a Termination Without Cause, will be deemed to be a "Voluntary Termination." Voluntary Termination will be deemed to be effective immediately upon such termination.

Section 2. Grant of Option. The Corporation hereby grants to the Employee an Option to purchase any or all of an aggregate of xxx shares of Common Stock ("Option Shares"), subject to the terms and conditions hereinafter set forth. The Option is intended to be an incentive stock option within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

Section 3. Exercise Price. The purchase price of the Option Shares shall be $xx.xx per share ("Exercise Price").

Section 4.  Vesting; Term of the Option.

     (a) Subject to the Employee's continued employment by the Corporation, the Option shall become exercisable as set forth on the Milestone Schedule attached hereto as Exhibit A, unless the Board of Directors accelerates such date or dates in its discretion or as otherwise provided herein, or in the Plan.

     (b) The term of each Option shall mean the period of ten (10) years from the date on which the Option is granted, or such shorter period as provided in this Section or Sections 6 or 8 below.

     (c) Notwithstanding anything contained in Section 4(b) to the contrary, if the Employee owns, directly or indirectly (within the meaning of Sections 422(b)(6) and 424(d) of the Code), stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or of its parent, if any, or any of its subsidiaries, if any, then the term of the Option shall be five years from the date that the Option is granted, or such shorter period as provided in this Section or Sections 6 or 8 below.

     (d) The Employee shall not have any rights of a stockholder with respect to any Option Shares until such Option Shares are issued to him/her upon the exercise of the Option.

Section 5. Exercise of the Option. Subject to the terms and conditions of this Agreement, the Option may be exercised by delivering a Notice to the Corporation as set forth in the Plan. The Notice shall be accompanied by payment in full of the aggregate Exercise Price for the Option Shares to be purchased by cash or by personal or certified check payable to the Corporation. The Corporation shall issue and deliver certificate(s) representing such Option Shares to the employee (or his/her personal representative in the event of the employee's death or disability) as soon as practicable after such notice and payment are received. The certificate(s) representing such Option Shares shall be registered in the name of the Employee (or the Employee's personal representative in the event of the Employee's death or disability). All Option Shares purchased upon exercise of the Option in accordance with this Section shall be fully paid and nonassessable.

Section 6. Termination of Employment. The Option, to the extent exercisable immediately prior to Termination and not theretofore exercised, shall terminate 90 days after the date of a Termination other than an Involuntary Termination, and Shall terminate 12 months after an Involuntary Termination; provided that if the Employee shall commence any employment or engagement during such 90 day period after the date of a Termination other than an Involuntary Termination, or during such 12 month period after the date of an Involuntary Termination due to a Disability, with or by a competitor of the Company (including, but not limited to, full or part-time employment or independent consulting work), as determined solely in the judgment of the Board, all Options held by such Employee which have not yet been exercised shall terminate immediately upon the commencement thereof. Notwithstanding the foregoing, the Option shall terminate and be without force and effect immediately upon Termination with respect to the Option Shares for which the Option is not yet exercisable as provided in Section 4 above.

Section 7. Restriction on Transfer. Except as set forth in the Plan, the Employee may not sell, transfer, pledge, assign or hypothecate the Option. The Option may be exercised only by the Employee (or the Employee's personal representative in the event of the Employee's death or Disability). The Option shall not be subject to execution, attachment or similar process. Any attempted sale, assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

Section 8.  Repurchase of Shares.

     (a) In the event of a Termination For Cause, the Corporation shall have the right to purchase from the Employee and each member of the Group, and the Employee and such members of the Group shall sell to the Corporation upon the exercise of such right, at a purchase price per share equal to the cost of each Share to the Employee, all of the Shares owned by the Employee or any such members of the Group.

     (b) In the event of a Termination Without Cause, a Voluntary Termination or an Involuntary Termination, the Corporation shall have the right to purchase from the Employee and each member of the Group, and the Employee and such members of the Group shall sell to the Corporation upon the exercise of such right, at a purchase price per share equal to the Fair Market Value Per Share, all of the Shares owned by the Employee or such members of the Employee's Group.

     (c) In order to exercise the Option to purchase Shares under this
Section 8, the Corporation shall deliver a written notice to the Employee indicating its election to purchase such Shares and specifying the number of Shares which it elects to purchase and the purchase price therefor. The repurchase of Shares hereunder shall be made on a date within 90 days after the Termination by delivery of payment to the Employee, by check or wire transfer, against receipt of one or more certificates, properly endorsed, evidencing the Shares to be so repurchased.

     (d) If the Corporation elects not to exercise its rights pursuant to this
Section 8 or if the Corporation is legally prohibited from or unable to repurchase the Shares, it shall notify the Employee and each Stockholder within the 30-day period following the Termination of the Employee. In such event, each Stockholder shall have the right, during the 30-day period following the Corporation's notice, to purchase such Stockholder's Proportionate Percentage of the Shares on the same terms and conditions as were applicable to the Corporation, which right shall be exercised by giving written notice of acceptance to the Corporation specifying the number of Shares which such Stockholder elects to purchase and the purchase price therefor.

     (e) The Stockholders shall have a right of oversubscription such that if any Stockholder fails to purchase its, his or her full Proportionate Percentage, the remaining Stockholders shall, among them, have the right to purchase up to the balance of the Shares not so purchased. Such right of oversubscription may be exercised by such Stockholder by accepting the offer as to more than its, his or her Proportionate Percentage. If, as a result thereof, such oversubscriptions exceed the total number of Shares available in respect of such oversubscription privilege, the oversubscribing Stockholders shall be reduced with respect to their oversubscription so as to sell the Shares as nearly as possible in accordance with their respective Proportionate Percentages or as they may otherwise agree among themselves. In all instances, the Stockholders shall have the right to purchase only such Shares as are not purchased by the Corporation.

Section 9.  Withholding.

     (a) Upon the request of the Corporation, the employee shall promptly pay to the Corporation, or make arrangement satisfactory to the Corporation regarding payment of, any Federal, state or local taxes of any kind required by law to be withheld with respect to the Shares (or any distributions of other securities or property, including cash, thereon or issued in replacement thereof).

     (b) In order to effect Section 9(a) above,

         (i) the Corporation shall, to the extent permitted by law, have the right to deduct from any payments of any kind otherwise due to the Employee any Federal, state or local taxes of any kind required by law to be withheld with respect to the Shares; and

         (ii) if payment of the required tax is not made, the Corporation may, at its option, redeem and cancel at the rate of the Fair Value Per Share, a sufficient number of Shares to pay any tax required to be withheld.

Section 10. Escrow Arrangement; Distributions; Rights as a Stockholder. All of the certificates representing any Shares, duly endorsed in blank or with undated stock powers attached thereto, shall be held in escrow by the Corporation until such Shares are wither repurchased by the Corporation as provided herein or delivered, together with such stock powers, if any, to the employee on such date (the "Termination Date") as the Shares are no longer subject to repurchase under this Agreement. All dividends (other than cash dividends) or other distributions paid or made with respect to the Shares shall be accumulated and held in escrow by the Corporation for the benefit of the employee without interest and will be paid over to the Employee on the Termination Date to the extent such dividends or other distributions have not become the sole property of the Corporation as provided in the following sentence. Any cash dividends paid with respect to such Shares shall be paid to the Employee and shall be the sole property of the employee. Except for the restrictions contained in this Agreement, the Employee shall have the rights as a stockholder of the Shares, subject to any limitations imposed thereon by the Certificate of Incorporation of the Corporation.

Section 11.  Representations and Warranties of the Employee.

     (a) The Employee hereby represents and warrants to the Corporation that he/she is acquiring the Option, and upon exercise of the Option will acquire and Option Shares, for the employee's own account, for investment, and not with a view to the distribution thereof.

     (b) The Employee understands that the Option Shares will not be registered under the Securities Act of 1933 ("1933 Act") or any state securities or blue sky laws, by reason of their issuance in a transaction exempt from the registration requirements of the 1933 Act and that such Option Shares must be held indefinitely unless a subsequent disposition thereof is registered under the 1933 Act and any applicable state securities or blue sky laws, or the transaction is exempt from such registration.

     (c) The Employee understands that the exemption afforded by Rule 144 promulgated under the 1933 Act depends on the satisfaction of various conditions and that, if available, Rule 144 affords the basis for sales of the Option Shares only in limited amounts and under limited circumstances, which may not occur or be in existence.

Section 12. Procedures on Sale of Stock to Third Parties. Except as otherwise expressly provided herein, the Employee agrees that neither he/she nor any member of the Group shall Sell any Shares, except pursuant to Section 8 hereof or in accordance with the following procedures:

     (a) The Selling Group shall first deliver to the Corporation a written notice, which shall be irrevocable for a period of up to 120 days after delivery thereof, offering that number of Shares which the Selling Group wishes to Sell at the purchase price and on the terms specified therein ("Selling Notice").
Thereupon:

         (i) First, the Corporation shall have the right and option to purchase all the Shares so offered at the purchase price and on the terms stated in the Selling Notice. The Corporation's acceptance shall be made by the delivery of a written acceptance to the Selling Group within a 30-day period after delivery of the Selling Notice ("Acceptance"); and

         (ii) Second, if the Corporation does not exercise its option to purchase all of such Shares, each Stockholder shall have the right to purchase its Proportionate Percentage of the shares so offered and not covered by the Corporation's exercise of its option at the purchase price and on the terms stated in the Selling Notice. Each Stockholder shall have the right and option to accept all or part of its Proportionate Percentage of the Shares, by delivery of a written Acceptance to the Selling Group within the 30-day period after the Corporation's offer to the Stockholders.

     (b) If any Stockholder shall fail to accept its full Proportionate Percentage of the Shares in accordance with the terms set forth in the Selling Notice, or shall reject in writing the offer made in the Selling Notice, then, upon the earlier of the expiration of such 30-day period, the receipt of Acceptances, or written rejections of such offer from all Stockholders, the Selling Group's then remaining Shares shall be reoffered for a period of 15 days to any Stockholders which accepted their Proportionate Percentage of such offer ("Reoffer"). The Reoffer shall be on the terms stated in the Selling Notice and subject to acceptance in writing within such 15 day period; provided, that the Stockholders receiving the Reoffer shall have the further right and option to offer, in any Acceptance delivered by the end of such 15-day period, to purchase any such Shares not purchased by other Stockholders, which Shares shall be deemed to have been offered to and accepted by these Stockholders exercising their further right, in accordance with their respective Proportionate Percentages, on the terms and conditions set forth in the Selling Notice.

     (c) Sales of the Shares under the terms of Sections 12(a) and (b) above shall be made at the offices of the corporation within 30 days after the expiration of the aforesaid periods. At the closing of the sale, the Selling Group shall deliver certificates or other instruments evidencing the Shares, duly endorsed for transfer to the Corporation or the Stockholders, as applicable, against payment of the purchase price therefor by check or wire transfer.

     (d) If the Selling Group does not receive Acceptances pursuant to Sections 12(a) and (b) above with respect to all the Shares offered for sale pursuant to the Selling Notice, then the Selling Group may Sell all or any part of the remaining Shares at a price not less than the price, and on terms not more favorable to the purchaser thereof than the terms, stated in the Selling Notice at any time within 90 days after the date of the Selling Notice. In the event the remaining Shares are not sold by the Selling Group during such 90-day period, the right of the Selling Group to Sell such remaining Shares shall expire and the obligations of this Section 12 shall be reinstated.

     (e) The Selling Group may specify in the Selling Notice that all Shares subject to the Selling Notice must be sold, in which case Acceptances shall be deemed conditioned upon:

         (i) receipt of Acceptances with respect to all Shares subject to the Selling Notice; and/or

         (ii)  the sale of the remaining Shares, if any, pursuant to
Section 12(d) above.

     (f) Notwithstanding anything contained herein to the contrary, each purchaser of Shares (other than a Stockholder) shall agree in writing in advance of any purchase of Shares hereunder that the purchaser shall be bound by and comply with the terms and provisions of this Agreement as if such purchaser were the "Employee" hereunder, and the Shares so purchased shall continue to be subject to the provisions of this Section 12.

Section 13. No Right to Employment. This Agreement shall not entitle the Employee to any right or claim to be retained as an employee of the Corporation or limit the right of the Corporation to terminate the employment of the Employee or to change the terms of such employment.

Section 14. Legends. All stock certificates representing Shares issued to the Employee shall have affixed thereto a legend substantially in the following form:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT. ADDITIONALLY, THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RIGHTS OF REPURCHASE, AND THE TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED PURSUANT TO THE PROVISIONS SPECIFIED IN THE STOCK OPTION AGREEMENT DATED XXXXX BETWEEN VIROPHARMA INCORPORATED AND THE HOLDER OF THIS CERTIFICATE, AND NO TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF VIROPHARMA INCORPORATED"

Section 15. Duration of Agreement. Notwithstanding anything contained in this Agreement to the contrary, the restrictions imposed upon the Shares by this Agreement (including, without limitation, the rights to repurchase such Shares) shall terminate upon the earliest of:

     (a) the sale of all Shares by Employee in accordance with the terms set forth herein; or

     (b) the consummation of the first underwritten public offering of the Corporation's Common Stock registered pursuant to the 1933 Act.

Section 16. Notices. All notices and other communications hereunder shall be in writing and shall be delivered personally or sent by courier or first class certified or registered mail, postage prepaid, return receipt requested, addressed as follows:

     If to the Corporation, to:

             ViroPharma Incorporated
             76 Great Valley Parkway
             Malvern, PA  19355

             Attn:  Chief Financial Officer

     If to the Employee, to:

             xxx
             xxx
             xxx

or to such other address as the party to whom notice is to be given may have furnished in writing to the other party in accordance herewith. All notices and other communications to be given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given

     (a) on the date of delivery if personally delivered;

     (b) on the business day after the date sent if sent by courier; and

     (c) on the third business day after the date when sent if sent by mail, in each case addressed to such party as provided in this Section or in accordance with the latest unrevoked direction from such party.

Section 17. The Plan. This Option is subject to, and the Corporation and the Employee agree to be bound by, all of the terms and conditions of the Plan as such Plan may be amended from time to time in accordance with the terms thereof. A copy of the Plan in its present form is available for inspection during business hours by the Employee or the persons entitled to exercise this Option at the Corporation's principal office.

Section 18. Governing Law. This Agreement shall be governed by, and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to the conflict of law doctrines of Pennsylvania or any other jurisdiction.

Section 19. Execution in Counterpart. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

Section 20. Amendments and Modifications. Except as set forth in Section 17, this Agreement, or any provision hereof, may not be amended, changed or modified without the prior written consent of each of the parties hereto.

Section 21. Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the transactions contemplated herein and supersedes all previously written or oral negotiations, commitments, representations and agreements.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered on the date first above.

VIROPHARMA INCORPORATED

By:                                    Employee:


____________________________           ______________________________
Vincent J. Milano
Vice President and Chief
 Financial Officer

                                   EXHIBIT A
                                   ---------

                              MILESTONE SCHEDULE


Vesting Date                                           Number Shares Vesting
------------                                           ---------------------

                      NONQUALIFIED STOCK OPTION AGREEMENT


     THIS AGREEMENT made and entered into this xxx day of xxx, 200x, between, ViroPharma Incorporated, a Delaware corporation (the "Corporation"), and xxx (the "Optionee"), and is effective xxx.

                                   WITNESSETH

     WHEREAS, the Corporation has determined to afford the Optionee the right to purchase ("Option") xxx shares of its common stock, $0.002 par value ("Common Stock"), under the terms set forth herein and subject to the terms and provisions of the Corporation's 1995 Stock Option Plan (the "Plan"), which terms are incorporated herein by reference.

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions. All capitalized terms used herein that are not defined herein shall have the respective meanings set forth in the Plan. The terms set forth below shall have the following meanings:

     (a) Fair Value Per Share shall mean, as of the date of determination, the
         --------------------
fair market value of each Share (including, in the case of any repurchase of Shares, any distributions with respect thereto which would be repurchased with Shares) determined in good faith by the members of the Board of Directors of the Corporation or any stock option committee thereof.

     (b)  Group shall mean:
          -----

         (i)   the Optionee;
         (ii) the spouse, parents, siblings and lineal descendants of the Optionee;
         (iii) a trust for the benefit of any of the foregoing; and
         (iv) any distributee, legatee or devisee of the Optionee who agrees in writing to be bound by and comply with this Agreement to the same extent as the Optionee.

     (c) Proportionate Percentage shall mean the percentage figure which
         ------------------------
expresses the ratio, based upon voting power, between the number of shares of outstanding Common and Preferred Stock of the Corporation owned by a Stockholder and the aggregate number of such shares of outstanding Common and Preferred Stock owned by all Stockholders.

     (d) Sell, as to any Share, shall mean to sell, or in any other way,
         ----
directly or indirectly, to transfer, assign, distribute, encumber or otherwise dispose of, either voluntarily or involuntarily; provided, however, that the Optionee shall not be deemed to Sell the Shares if such Shares are transferred to a member of the Group and such member agrees to be bound by the terms of this Agreement to the same extent as the Optionee.

     (e) Selling Group shall collectively mean the Optionee and each member of
         -------------
his/her Group that proposes to Sell any of the Shares, or which has delivered a Selling Notice, pursuant to Section 12 hereof.

     (f) Shares shall mean the Option Shares (as defined in Section 2 below) and
         ------
any other shares of the Corporation's Common Stock acquired by the Optionee either by the Optionee's exercise of stock options or otherwise.

     (g) Stockholders shall mean, collectively, the holders of the Preferred
         ------------
Stock of the Corporation.

     (h) Termination shall mean, collectively, a Termination For Cause, a
         -----------
Termination Without Cause, an Involuntary Termination, and a Voluntary Termination, as defined below:

         (i)   Termination For Cause.  The Company may immediately terminate the
               ---------------------
employment of the Optionee hereunder at any time for "Cause" (such termination being hereinafter called a "Termination For Cause") upon giving the Optionee notice of such termination. "Cause" shall mean:

               (a) the Optionee's misconduct with respect to the business and affairs of the Corporation or any subsidiary of affiliate thereof;

               (b) the Optionee's unsatisfactory performance of the duties assigned to the Optionee with respect to the business or affairs of the Corporation or any subsidiary of affiliate thereof;

               (c) the Optionee's material breach of any Confidentiality Agreement between the Optionee and the Corporation;

               (d) the commission by the Optionee of an act involving fraud, theft, embezzlement, forgery or moral turpitude; or

               (e) the Optionee's conviction of any crime.

         (ii)  Termination Without Cause.  The Corporation may immediately
               -------------------------
terminate the engagement of the Optionee hereunder at any time without "Cause" (such termination being hereinafter called a "Termination Without Cause") upon giving the Optionee notice of such termination.

         (iii) Involuntary Termination.  If the Optionee dies or has a
               -----------------------
Disability, then:

               (a) in the case of death, the Optionee's engagement shall be deemed to terminate on the date of the Optionee's death; and

               (b) in the case of a Disability, the Corporation, at its option, may terminate the engagement of the Optionee immediately upon giving the Optionee notice to that effect. Termination pursuant to this Subsection (iii) is hereinafter referred to as an "Involuntary Termination."

         (iv)  Voluntary Termination.  Any termination of the engagement of the
               ---------------------
Optionee hereunder other than as a result of an Involuntary Termination, a Termination For Cause, or a Termination Without Cause, will be deemed to be a "Voluntary Termination." Voluntary Termination will be deemed to be effective immediately upon such termination.

Section 2. Grant of Option. The Corporation hereby grants to the Optionee an Option to purchase any or all of an aggregate of xxx shares of Common Stock ("Option Shares"), subject to the terms and conditions hereinafter set forth. The Option is intended to be a nonstatutory stock option and is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or to otherwise qualify for any special tax benefits to the Optionee.

Section 3. Exercise Price. The purchase price of the Option Shares shall be $xx.xx per share ("Exercise Price").

Section 4.  Vesting; Term of the Option.

     (a) Subject to the Optionee's continued engagement by the Corporation, the Option shall become exercisable as set forth on the Milestone Schedule attached hereto as Exhibit A, unless the Board of Directors accelerates such date or dates in its discretion or as otherwise provided herein, or in the Plan.

     (b) The term of each Option shall mean the period of ten (10) years from the date on which the Option is granted, or such shorter period as provided in this Section or Sections 6 or 8 below.

     (c) The Optionee shall not have any rights of a stockholder with respect to any Option Shares until such Option Shares are issued to him/her upon the exercise of the Option.

Section 5. Exercise of the Option. Subject to the terms and conditions of this Agreement, the Option may be exercised by delivering a Notice to the Corporation as set forth in the Plan. The Notice shall be accompanied by payment in full of the aggregate Exercise Price for the Option Shares to be purchased by cash or by personal or certified check payable to the Corporation. The Corporation shall issue and deliver certificate(s) representing such Option Shares to the Optionee (or his/her personal representative in the event of the Optionee's death or disability) as soon as practicable after such notice and payment are received. The certificate(s) representing such Option Shares shall be registered in the name of the Optionee (or the Optionee's personal representative in the event of the Optionee's death or disability). All Option Shares purchased upon exercise of the Option in accordance with this Section shall be fully paid and nonassessable.

Section 6. Termination of Engagement. The Option, to the extent exercisable immediately prior to Termination and not theretofore exercised, shall terminate 90 days after the date of a Termination other than an Involuntary Termination, and Shall terminate 12 months after an Involuntary Termination; provided that if the Optionee shall commence any employment or engagement during such 90 day period after the date of a Termination other than an Involuntary Termination, or during such 12 month period after the date of an Involuntary Termination due to a Disability, with or by a competitor of the Company (including, but not limited to, full or part-time employment or independent consulting work), as determined solely in the judgment of the Board, all Options held by such Optionee which have not yet been exercised shall terminate immediately upon the commencement thereof. Notwithstanding the foregoing, the Option shall terminate and be without force and effect immediately upon Termination with respect to the Option Shares for which the Option is not yet exercisable as provided in Section 4 above.

Section 7. Restriction on Transfer. Except as set forth in the Plan, the Optionee may not sell, transfer, pledge, assign or hypothecate the Option. The Option may be exercised only by the Optionee (or the Optionee's personal representative in the event of the Optionee's death or Disability). The Option shall not be subject to execution, attachment or similar process. Any attempted sale, assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

Section 8.  Repurchase of Shares.

     (a) In the event of a Termination For Cause, the Corporation shall have the right to purchase from the Optionee and each member of the Group, and the Optionee and such members of the Group shall sell to the Corporation upon the exercise of such right, at a purchase price per share equal to the cost of each Share to the Optionee, all of the Shares owned by the Optionee or any such members of the Group.

     (b) In the event of a Termination Without Cause, a Voluntary Termination or an Involuntary Termination, the Corporation shall have the right to purchase from the Optionee and each member of the Group, and the Optionee and such members of the Group shall sell to the Corporation upon the exercise of such right, at a purchase price per share equal to the Fair Value Per Share, all of the Shares owned by the Optionee or such members of the Group.

     (c) In order to exercise the Option to purchase Shares under this
Section 8, the Corporation shall deliver a written notice to the Optionee indicating its election to purchase such Shares and specifying the number of Shares which it elects to purchase and the purchase price therefor. The repurchase of Shares hereunder shall be made on a date within 90 days after the Termination by delivery of payment to the Optionee, by check or wire transfer, against receipt of one or more certificates, properly endorsed, evidencing the Shares to be so repurchased.

     (d) If the Corporation elects not to exercise its rights pursuant to this
Section 8 or if the Corporation is legally prohibited from or unable to repurchase the Shares, it shall notify the Optionee and each Stockholder within the 30-day period following the Termination of the Optionee. In such event, each Stockholder shall have the right, during the 30-day period following the Corporation's notice, to purchase such Stockholder's Proportionate Percentage of the Shares on the same terms and conditions as were applicable to the Corporation, which right shall be exercised by giving written notice of acceptance to the Corporation specifying the number of Shares which such Stockholder elects to purchase and the purchase price therefor.

     (e) The Stockholders shall have a right of oversubscription such that if any Stockholder fails to purchase its, his or her full Proportionate Percentage, the remaining Stockholders shall, among them, have the right to purchase up to the balance of the Shares not so purchased. Such right of oversubscription may be exercised by such Stockholder by accepting the offer as to more than its, his or her Proportionate Percentage. If, as a result thereof, such oversubscriptions exceed the total number of Shares available in respect of such oversubscription privilege, the oversubscribing Stockholders shall be reduced with respect to their oversubscription so as to sell the Shares as nearly as possible in accordance with their respective Proportionate Percentages or as they may otherwise agree among themselves. In all instances, the Stockholders shall have the right to purchase only such Shares as are not purchased by the Corporation.

Section 9.  Withholding.

     (a) Upon the request of the Corporation, the Optionee shall promptly pay to the Corporation, or make arrangement satisfactory to the Corporation regarding payment of, any Federal, state or local taxes of any kind required by law to be withheld with respect to the Shares (or any distributions of other securities or property, including cash, thereon or issued in replacement thereof).

     (b) In order to effect Section 9(a) above,

         (i) the Corporation shall, to the extent permitted by law, have the right to deduct from any payments of any kind otherwise due to the Optionee any Federal, state or local taxes of any kind required by law to be withheld with respect to the Shares; and

         (ii) if payment of the required tax is not made, the Corporation may, at its option, redeem and cancel at the rate of the Fair Value Per Share, a sufficient number of Shares to pay any tax required to be withheld.

Section 10. Escrow Arrangement; Distributions; Rights as a Stockholder. All of the certificates representing any Shares, duly endorsed in blank or with undated stock powers attached thereto, shall be held in escrow by the Corporation until such Shares are wither repurchased by the Corporation as provided herein or delivered, together with such stock powers, if any, to the Optionee on such date (the "Termination Date") as the Shares are no longer subject to repurchase under this Agreement. All dividends (other than cash dividends) or other distributions paid or made with respect to the Shares shall be accumulated and held in escrow by the Corporation for the benefit of the Optionee without interest and will be paid over to the Optionee on the Termination Date to the extent such dividends or other distributions have not become the sole property of the Corporation as provided in the following sentence. Any cash dividends paid with respect to such Shares shall be paid to the Optionee and shall be the sole property of the Optionee. Except for the restrictions contained in this Agreement, the Optionee shall have the rights as a stockholder of the Shares, subject to any limitations imposed thereon by the Certificate of Incorporation of the Corporation.

Section 11.  Representations and Warranties of the Optionee.

     (a) The Optionee hereby represents and warrants to the Corporation that he/she is acquiring the Option, and upon exercise of the Option will acquire and Option Shares, for the Optionee's own account, for investment, and not with a view to the distribution thereof.

     (b) The Optionee understands that the Option Shares will not be registered under the Securities Act of 1933 ("1933 Act") or any state securities or blue sky laws, by reason of their issuance in a transaction exempt from the registration requirements of the 1933 Act and that such Option Shares must be held indefinitely unless a subsequent disposition thereof is registered under the 1933 Act and any applicable state securities or blue sky laws, or the transaction is exempt from such registration.

     (c) The Optionee understands that the exemption afforded by Rule 144 promulgated under the 1933 Act depends on the satisfaction of various conditions and that, if available, Rule 144 affords the basis for sales of the Option Shares only in limited amounts and under limited circumstances, which may not occur or be in existence.

Section 12. Procedures on Sale of Stock to Third Parties. Except as otherwise expressly provided herein, the Optionee agrees that neither he/she nor any member of the Group shall Sell any Shares, except pursuant to Section 8 hereof or in accordance with the following procedures:

     (a) The Selling Group shall first deliver to the Corporation a written notice, which shall be irrevocable for a period of up to 120 days after delivery thereof, offering that number of Shares which the Selling Group wishes to Sell at the purchase price and on the terms specified therein ("Selling Notice").
Thereupon:

         (i) First, the Corporation shall have the right and option to purchase all the Shares so offered at the purchase price and on the terms stated in the Selling Notice. The Corporation's acceptance shall be made by the delivery of a written acceptance to the Selling Group within a 30-day period after delivery of the Selling Notice ("Acceptance"); and

         (ii) Second, if the Corporation does not exercise its option to purchase all of such Shares, each Stockholder shall have the right to purchase its Proportionate Percentage of the shares so offered and not covered by the Corporation's exercise of its option at the purchase price and on the terms stated in the Selling Notice. Each Stockholder shall have the right and option to accept all or part of its Proportionate Percentage of the Shares, by delivery of a written Acceptance to the Selling Group within the 30-day period after the Corporation's offer to the Stockholders.

     (b) If any Stockholder shall fail to accept its full Proportionate Percentage of the Shares in accordance with the terms set forth in the Selling Notice, or shall reject in writing the offer made in the Selling Notice, then, upon the earlier of the expiration of such 30-day period, the receipt of Acceptances, or written rejections of such offer from all Stockholders, the Selling Group's then remaining Shares shall be reoffered for a period of 15 days to any Stockholders which accepted their Proportionate Percentage of such offer ("Reoffer"). The Reoffer shall be on the terms stated in the Selling Notice and subject to acceptance in writing within such 15 day period; provided, that the Stockholders receiving the Reoffer shall have the further right and option to offer, in any Acceptance delivered by the end of such 15-day period, to purchase any such Shares not purchased by other Stockholders, which Shares shall be deemed to have been offered to and accepted by these Stockholders exercising their further right, in accordance with their respective Proportionate Percentages, on the terms and conditions set forth in the Selling Notice.

     (c) Sales of the Shares under the terms of Sections 12(a) and (b) above shall be made at the offices of the corporation within 30 days after the expiration of the aforesaid periods. At the closing of the sale, the Selling Group shall deliver certificates or other instruments evidencing the Shares, duly endorsed for transfer to the Corporation or the Stockholders, as applicable, against payment of the purchase price therefor by check or wire transfer.

     (d) If the Selling Group does not receive Acceptances pursuant to Sections 12(a) and (b) above with respect to all the Shares offered for sale pursuant to the

Selling Notice, then the Selling Group may Sell all or any part of the remaining Shares at a price not less than the price, and on terms not more favorable to the purchaser thereof than the terms, stated in the Selling Notice at any time within 90 days after the date of the Selling Notice. In the event the remaining Shares are not sold by the Selling Group during such 90-day period, the right of the Selling Group to Sell such remaining Shares shall expire and the obligations of this Section 12 shall be reinstated.

     (e) The Selling Group may specify in the Selling Notice that all Shares subject to the Selling Notice must be sold, in which case Acceptances shall be deemed conditioned upon:

         (i) receipt of Acceptances with respect to all Shares subject to the Selling Notice; and/or

         (ii)  the sale of the remaining Shares, if any, pursuant to
Section 12(d) above.

     (f) Notwithstanding anything contained herein to the contrary, each purchaser of Shares (other than a Stockholder) shall agree in writing in advance of any purchase of Shares hereunder that the purchaser shall be bound by and comply with the terms and provisions of this Agreement as if such purchaser were the "Optionee" hereunder, and the Shares so purchased shall continue to be subject to the provisions of this Section 12.

Section 13. No Right to Employment or Engagement. This Agreement shall not entitle the Optionee to any right or claim to be retained as an Optionee of the Corporation or limit the right of the Corporation to terminate the engagement of the Optionee or to change the terms of such engagement.

Section 14. Legends. All stock certificates representing Shares issued to the Optionee shall have affixed thereto a legend substantially in the following form:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT. ADDITIONALLY, THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RIGHTS OF REPURCHASE, AND THE TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED PURSUANT TO THE PROVISIONS SPECIFIED IN THE STOCK OPTION AGREEMENT DATED XXXXX BETWEEN VIROPHARMA INCORPORATED AND THE HOLDER OF THIS CERTIFICATE, AND NO TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF VIROPHARMA INCORPORATED"

Section 15. Duration of Agreement. Notwithstanding anything contained in this Agreement to the contrary, the restrictions imposed upon the Shares by this Agreement (including, without limitation, the rights to repurchase such Shares) shall terminate upon the earliest of:

     (a) the sale of all Shares by Optionee in accordance with the terms set forth herein; or

     (b) the consummation of the first underwritten public offering of the Corporation's Common Stock registered pursuant to the 1933 Act.

Section 16. Notices. All notices and other communications hereunder shall be in writing and shall be delivered personally or sent by courier or first class certified or registered mail, postage prepaid, return receipt requested, addressed as follows:

     If to the Corporation, to:

             ViroPharma Incorporated
             76 Great Valley Parkway
             Malvern, PA  19355

             Attn:  Chief Financial Officer

     If to the Optionee, to:

             xxx
             xxx
             xxx

or to such other address as the party to whom notice is to be given may have furnished in writing to the other party in accordance herewith. All notices and other communications to be given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given

     (a) on the date of delivery if personally delivered;

     (b) on the business day after the date sent if sent by courier; and

     (c) on the third business day after the date when sent if sent by mail, in each case addressed to such party as provided in this Section or in accordance with the latest unrevoked direction from such party.

Section 17. The Plan. This Option is subject to, and the Corporation and the Optionee agree to be bound by, all of the terms and conditions of the Plan as such Plan may be amended from time to time in accordance with the terms thereof. A copy of the Plan in its present form is available for inspection during business hours by the Optionee or the persons entitled to exercise this Option at the Corporation's principal office.

Section 18. Governing Law. This Agreement shall be governed by, and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to the conflict of law doctrines of Pennsylvania or any other jurisdiction.

Section 19. Execution in Counterpart. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

Section 20. Amendments and Modifications. Except as set forth in Section 17, this Agreement, or any provision hereof, may not be amended, changed or modified without the prior written consent of each of the parties hereto.

Section 21. Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the transactions contemplated herein and supersedes all previously written or oral negotiations, commitments, representations and agreements.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered on the date first above.

VIROPHARMA INCORPORATED

By:                                    Optionee:


____________________________           ______________________________
Vincent J. Milano
Vice President and Chief
 Financial Officer

                                   EXHIBIT A
                                   ---------

                              MILESTONE SCHEDULE


Vesting Date                                             Number Shares Vesting
------------                                             ---------------------




























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